UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2008

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                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-14036                                           43-1581814
(Commission File Number)                       (IRS Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                  64105
(Address of principal executive offices)                  (Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 31, 2008, DST Systems, Inc. (the "Company") entered into amendments to employment agreements with certain named executive officers, and on January 1, 2009, the Company entered into amendments to a deferred fee plan for independent directors and to certain employee benefit plans covering its Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer. The amendments reflect technical changes necessary to comply with section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), and incorporate certain other changes as described below. Any capitalized term not defined herein shall have the meaning in the applicable employment agreement or plan.

Section 409A-Related Amendments to the Employment Agreements and Plans

     The  changes  made to the  employment  agreements  and plans as a result of
Section 409A relate to recent regulatory guidance governing the federal income taxation of certain deferred compensation. The following employment agreements and plans were amended to comply with Section 409A:

     o    Agreements (the "Employment Agreements") between:

          o    The Company and Thomas McDonnell, dated November 30, 2005;
          o    The Company and Thomas McCullough, dated November 30, 2005;
          o The Company and Kenneth Hager, dated April 1, 1992, as amended October 9, 1995;
          o    DST  Technologies,  Inc. and Thomas  Abraham,  dated February 12,
               2007;

     o DST Systems, Inc. Directors' Deferred Fee Plan, as amended and restated as of February 26, 2002 (the "Directors' Deferred Fee Plan"); and

     o DST Systems, Inc. Supplemental Executive Retirement Plan, as amended and restated as of May 14, 2002.

     Most of the changes made to the Employment Agreements and the above plans were merely technical changes and were not material amendments. The following paragraphs describe a few of the Section 409A-related amendments that could be deemed material.

     The Employment Agreements were modified to provide that any severance payments thereunder upon a termination of employment would be made in a lump sum instead of in equal installments over the applicable period. Further, the allowance for certain cash payments of Specified Benefits upon a Change in Control (Section 5.3 of the Employment Agreement for Mr. Abraham and Section 7(c) of the other Employment Agreements) was deleted.

     The Directors' Deferred Fee Plan was modified to remove discretion by the Board of Directors of the Company as to the form of payment (lump sum versus installment), instead providing that each participant may elect the form of payment within Section 409A-appropriate timeframes, and to clarify that payment of benefits cannot be accelerated upon plan termination.

Other Amendments to the Employment Agreements and Plans

     In addition to the changes required to comply with Section 409A, the Employment Agreements with fixed expiration dates (all Employment Agreements other than Mr. Hager's) were amended to provide for automatically renewing one-year periods. Mr. Hager's Employment Agreement was amended to conform in certain respects with the Employment Agreements of Messrs. McDonnell, McCullough and Abraham. Specifically, the definition of a "Change in Control" in Mr. Hager's Employment Agreement was replaced with the definition used by the Company in other employment agreements and employee benefit plans. The amendment also deleted present value discounting of Change in Control termination payments and clarified that incentive payments upon a termination by the Company or a resignation for good reason during the Three-Year Period or, if applicable, the Extended Period subsequent to a Change in Control would be based on Target goal achievement.

     The DST Systems, Inc. Executive Plan, amended as of September 30, 2007 (the "Executive Plan"), was amended to provide that the Chairperson of the
Compensation Committee of the Board of Directors of the Company (the "Committee") has the authority to determine whether payment of benefits under the Executive Plan will be made in a lump sum or in installment payments. Prior to this amendment, Messrs. McDonnell and Hager had the sole authority to make this determination.

     The foregoing descriptions of the amendments to the Employment Agreements and plans do not purport to be complete and are qualified in their entirety by reference to the full texts of the amended Employment Agreements and plans, copies of which are attached hereto as Exhibits 10.1 through 10.6 and are incorporated herein by reference. The Executive Plan amendment was by resolution of the Committee, and is, therefore, not filed as an exhibit hereto.

Other Compensation Events

     Messrs. McDonnell and McCullough have each suggested, and the Committee has approved, a decrease for 2009 in the current Base Salary payable under their Employment Agreements. The sole purpose for this decrease in compensation is to appropriately reflect their individual support of, and contribution to, various payroll cost containment and expense reduction initiatives undertaken by the Company in light of the current economic downturn. For 2009, Mr. McDonnell's current Base Salary will be reduced by $100,000 to $650,000 and Mr. McCullough's current Base Salary will be reduced by $50,000 to $525,000. In determining any incentive to be paid to such officers under the Company's Annual Incentive Program if the Company achieves goals set by the Committee for 2009, the incentive opportunity levels will continue to be applied to the Base Salary of each such officer as is set forth in his Employment Agreement and prior to the 2009 reduction. After 2009, the Base Salaries of Messrs. McDonnell and
McCullough will be determined by the Committee in accordance with their Employment Agreements.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number      Description
---------------     ---------------
10.1                Employment Agreement,  as amended and restated,  between the
                    Company and Thomas McDonnell

10.2 Employment Agreement, as amended and restated, between the Company and Thomas McCullough

10.3 Employment Agreement, as amended and restated, between the Company and Kenneth Hager

10.4 Employment Agreement, as amended and restated, between DST Technologies, Inc. and Thomas Abraham

10.5 DST Systems, Inc. Directors' Deferred Fee Plan, as amended and restated

10.6 DST Systems, Inc. Supplemental Executive Retirement Plan, as amended and restated



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DST SYSTEMS, INC.


Date:    January 7, 2009                 By:     /s/ Kenneth V. Hager
                                               --------------------------------
                                         Name:  Kenneth V. Hager
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit Number      Description
---------------     --------------

10.1 Employment Agreement, as amended and restated, between the Company and Thomas McDonnell

10.2 Employment Agreement, as amended and restated, between the Company and Thomas McCullough

10.3 Employment Agreement, as amended and restated, between the Company and Kenneth Hager

10.4 Employment Agreement, as amended and restated, between DST Technologies, Inc. and Thomas Abraham

10.5 DST Systems, Inc. Directors' Deferred Fee Plan, as amended and restated

10.6 DST Systems, Inc. Supplemental Executive Retirement Plan, as amended and restated